UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ ☐ ☒ ☐	Preliminary Proxy Statement Definitive Proxy Statement Definitive Additional Materials Soliciting Material Under Rule 14a-12	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

FRONTIER COMMUNICATIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 11, 2016.

FRONTIER COMMUNICATIONS CORPORATION

        FRONTIER COMMUNICATIONS CORPORATION

        401 MERRITT 7

        NORWALK, CT 06851

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 14, 2016
Date: May 11, 2016 Time: 10:00 AM EDT

Location:	THE HYATT REGENCY HOTEL
1800 EAST PUTNAM AVENUE
OLD GREENWICH, CT 06870

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

COMBINED DOCUMENT

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639 (for callers without touch-tone phones, please call 1-866-232-3037)
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

	Nominees:

	01)	Leroy T. Barnes, Jr.	07)	Virginia P. Ruesterholz
	02)	Peter C.B. Bynoe	08)	Howard L. Schrott
	03)	Diana S. Ferguson	09)	Larraine D. Segil
	04)	Edward Fraioli	10)	Mark Shapiro
	05)	Daniel J. McCarthy	11)	Myron A. Wick, III
	06)	Pamela D.A. Reeve

The Board of Directors recommends you vote FOR the following proposal:

2.	To consider and vote upon an advisory proposal on executive compensation.

The Board of Directors recommends you vote FOR the following proposal:

3.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2016.

NOTE: The named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.